BATTERY PARK(SM) HIGH YIELD FUND



PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the semi-annual report for Battery Park High Yield Fund, covering the six-month period from October 1, 1998 to March 31, 1999. This report begins with a commentary by the Fund's portfolio manager, followed by a complete listing of the Fund's high yielding corporate bond holdings and the financial statements.

The Fund is managed by Nomura Corporate Research and Asset Management Inc., which seeks to provide you with a high total return--consisting of current income and capital appreciation--from a diversified portfolio of high yield bonds.

In a moderately favorable economic environment for high yield bonds, Battery Park High Yield Fund's performance for the six-month reporting period is shown below.* The Fund's assets reached $28.2 million at the end of the reporting period.

SIX MONTH TOTAL RETURN FOR PERIOD 10/1/98-3/31/99


                                                        RETURN ON               RETURN ON

                                  TOTAL RETURN        INCOME EARNED        CAPITAL APPRECIATION


-----------------------------------------------------------------------------------------------
Class A Shares                        4.16%                4.21%                   -0.05%
-----------------------------------------------------------------------------------------------
Class Y Shares                        4.29%                4.34%                   -0.05%
-----------------------------------------------------------------------------------------------

Thank you for pursuing your financial goals in the high yield bond market through the diversification and professional management of Battery Park High Yield Fund. We look forward to keeping you up-to-date on your progress.

Sincerely,

/s/ Robert Levine

-----------------------
Robert Levine, CFA
Chairman and President

April 15, 1999

*Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance quoted for Class A Shares does not reflect the deduction of the maximum 4.50% sales charge. Total return for the reporting period for Class A Shares reflecting the sales charge was -0.56%.

BATTERY PARK(SM) HIGH YIELD FUND
FUND PERFORMANCE AND OUTLOOK

WE BELIEVE DIVERSIFICATION, INTENSIVE CREDIT RESEARCH AND PROACTIVE MANAGEMENT ARE KEY TO ACHIEVING CONSISTENT LONG-TERM TOTAL RETURNS.

Battery Park High Yield Fund's objective is to provide shareholders with high total return consisting of current income and capital appreciation. The Fund seeks to achieve its objective by investing principally in fixed income securities of U.S. companies which are rated in the lower rating categories of the established rating services or are unrated securities of comparable quality.

PERFORMANCE

For the six months ended March 31, 1999, the Battery Park High Yield Fund posted a total return of 4.16% for Class A shares at NAV (-0.56% net of maximum sales charge of 4.50%) and 4.29% for Class Y shares.(1)

(1) Total return measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. The Investment Adviser of the Battery Park High Yield Fund waived management fees of 0.65% and absorbed expenses of 0.73% in order to cap expenses at 1.25% for A shares and 1.00% for Y shares. Absent the waiver and absorption of fees, returns would have been lower.

FUND PERFORMANCE AS OF 3/31/99


                                 SINCE INCEPTION
                         1 YEAR ENDING OCTOBER 28, 1996-

                                                            MARCH 31, 1999      MARCH 31, 1999


------------------------------------------------------------------------------------------------
Battery Park                                                     -1.16%             30.97%
  - Class Y Shares

------------------------------------------------------------------------------------------------
Battery Park                                                     -1.40%             30.19%
  - Class A Shares

------------------------------------------------------------------------------------------------
Battery Park                                                     -5.80%             24.34%
  - Class A Shares net of max sales charge (4.5%)
------------------------------------------------------------------------------------------------
Merrill Lynch High Yield                                  1.81%             22.86%
  Master II Index (1)
------------------------------------------------------------------------------------------------

(1) The Merrill Lynch High Yield Master II Index is a publicly reported unmanaged composite benchmark of the hypothetical return on investment on approximately 900 high yield debt securities of at least $100 million ranging in rating from Ba1 to C by Moody's Investors Service Inc., and BB+ to C by Standard & Poor's. The Index has no cash component or transaction costs and is trader priced. Approximately 10% of the Index is comprised of deferred interest bonds and pay-in-kind bonds in addition to cash pay bonds. Certain of the information contained in the following has been provided by Merrill Lynch. Any information sourced to Merrill Lynch & Co. has been reprinted by permission, all rights reserved. Copyright(C) 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Indices may not be copied, used or distributed without Merrill Lynch's prior written approval. Merrill Lynch makes no representation or warranty, express or implied, to any person, including without limitation, any recipient of this presentation or any member of the public regarding the advisability of investing in securities generally or in the ability of the Indices (represented in this literature) to track market performance. This presentation is not sponsored, endorsed, sold or promoted by Merrill Lynch.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[Graphic representation "A1" omitted. See Appendix.]

This graph compares a $10,000 investment in the Fund, made at its inception, with a similar hypothetical investment in the Merrill Lynch High Yield Master II Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is not predicative of future performance. Investment returns and principal value may vary, and you may have a gain or loss when you sell shares. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not possible to invest in an index.

PORTFOLIO HIGHLIGHTS

The Fund benefited from strong performance in individual bond investments and a healthy domestic economic environment with low inflation. The Fund continued to overweight its exposure to the broadcasting, cable, and telecommunications sectors, which were among the better performing sectors over the last six months. In addition, we have increased our exposure to the hotels/casinos sector.

In the broadcasting sector, radio operators have continued to post substantial revenue and cash flow growth. Our investment in CUMULUS MEDIA, INC. benefited from this rapid growth.

In the cable sector, bond prices have benefited from the accelerating pace of consolidation activity, as well as a heightened focus on the cable companies' unique ability to provide high speed internet access. TELEWEST PLC, RCN CORP. and KNOLOGY HOLDINGS bonds have all participated in this rally. We continue to like select companies in the sector that have stable cash flows from their core product, and are poised to grow rapidly as they sell local, long distance and high speed internet service to their existing subscriber base. Moreover, we believe there is upside potential from continued merger and acquisition activity.

The telecommunications sector has rebounded sharply from its lows in early October 1998. Concerns over the sector's access to capital have faded with the return to normalcy in the U.S. financial markets. Furthermore, merger and acquisition related activity has heated up again in the sector. Our investment in METRONET COMMUNICATIONS CORP., which was acquired by AT&T, performed well during the last six months, as did CALL-NET ENTERPRISES, INC. We continue to invest cautiously in the sector, preferring those companies with strong management teams and proven track records, fully-financed business plans, and low-cost, strategically attractive networks.

The strong performance of the hotels/casinos sector has been driven by positive trends in the local Las Vegas market, and continued revenue growth in emerging gaming jurisdictions. We believe that emerging jurisdictions will benefit from limited capacity increases due to high barriers to entry. In addition, we believe that selected gaming companies will benefit from industry consolidation, lower costs of capital resulting from debt refinancings, and as many markets mature, a stability of cash flows. However, investing in this sector requires careful consideration of various risks, including regulatory changes, potential capacity increases and exposure to new projects. The Fund's investments in HOLLYWOOD PARK, INC. and HARRAH'S OPERATIONS, INC. are based upon each company's diversification of properties across numerous gaming jurisdictions, and strong, effective management teams. STATION CASINOS, INC. has benefitted from Las Vegas' dramatic population growth, and the company's plan to reduce debt with free cash flow.

The Fund has also benefited by successfully avoiding exposure to emerging market corporate bonds, as well as to selected commodities, such as chemicals and forest products. Performance was adversely affected by its investment in WILSHIRE FINANCIAL SERVICES GROUP, in the financial services sector, during the liquidity crisis last fall, and MARINER POST-ACUTE NETWORK, INC., in the healthcare sector, which has been subject to significant regulatory changes to the government's reimbursement system.

We believe that our research driven, company-specific investment philosophy, which focuses on total return and relative value, has allowed us to take advantage of this attractive market while avoiding many of the problem credits. It is our opinion that these qualities are essential for consistent long-term investment performance.

BATTERY PARK FUND'S DIVERSE PORTFOLIO

Top ten industries [%] as of March 31, 1999:

[Graphic representation "A2" omitted. See Appendix.]

PORTFOLIO CHARACTERISTICS* AS OF 3/31/99

Modified Duration                                                       4.8 yrs.
Average Maturity                                                        6.7 yrs.
Average Rating                                                            B

30-Day SEC Yield**

  Class A Shares                                                           7.83%
  Class A Shares net of sales charge                             7.47%
  Class Y Shares                                                           8.07%

 *Portfolio characteristics include cash & cash equivalents which represent
  3.03% of the Fund's net assets as of March 31, 1999.

**The Investment Adviser temporarily waived management fees of 0.65% and absorbed expenses of 0.73% in order to cap expenses at 1.25% for A Shares and 1.00% for Y Shares. The annualized 30-day SEC Yield would have been 6.17% for Class A Shares (at NAV) and 5.81% for Class A Shares (net of maximum sales charge of 4.50%) and 6.41% for Class Y Shares.

MARKET ENVIRONMENT

During this reporting period, weakening foreign markets contributed instability to global credit markets, including the domestic high yield market. The high yield market reacted to concerns that the economic weakness in foreign markets would impair U.S. economic growth, thus increasing the likelihood of corporate defaults. This was compounded by a period of net mutual fund outflows in early October 1998, which caused forced selling to meet redemptions. By mid-October 1998, the high yield market began to stabilize with investors displaying a preference for large and liquid names well into the first quarter of 1999.

Several fundamental and technical developments have helped support the high yield market during this reporting period. In particular, the U.S. economy has remained strong with low interest rates and low inflation. This strong economy helped keep default rates for high yield issuers low at 1.78% for the 12 months ended March 31, 1999, well below the historical average of 2.31% (from 1977-98), according to Donaldson, Lufkin & Jenrette. The high yield market also experienced an increase in net mutual fund inflows during the latter part of the fourth quarter of 1998, while at the same time, new issuance slowed. In addition, the characteristics of new issues coming to the market have improved somewhat when compared to new issuance for the prior three years, according to Credit Suisse First Boston. New issuance has been seen across many diverse sectors. In addition, the larger new deals have been used to refinance existing issues at a premium. Finally, strong equity valuations have lent support to the high yield market as merger and acquisitions and related financing activity continues to increase.

We believe the high yield market remains attractive relative to other securities markets. While most other markets have recovered to "pre-crisis" levels, the high yield market still has not fully recovered.

For the six months ended March 31, 1999, 10-Year U.S. Treasuries returned -4.11%, while the high yield market returned 4.64% (according to the Merrill Lynch High Yield Master II Index). The C-rated sector outperformed the B-rated and BB-rated sectors, returning 8.10%, 5.18% and 3.00%, respectively (according to Merrill Lynch).

The Fund's average rating over the past six months has been "B" and the ratings breakdown as of March 31, 1999, is illustrated in the chart below.

[Graphic representation "A3" omitted. See Appendix.]

OUTLOOK AND STRATEGY

We believe the high yield market continues to be an attractive asset class with favorable risk/return characteristics, and a low correlation to other asset classes. In addition, recent economic data suggests that the U.S. economy is strong and stable with low interest rates and low inflation. We anticipate 2.5% to 3.0% GDP growth during calendar year 1999, after 3.8% growth in 1997, and 4.3% growth in 1998. In light of these positive fundamentals, we believe a U.S. recession is now a remote possibility and view current market conditions as an opportunity to invest in quality companies at attractive prices.

We fully anticipate continued strength in the telecommunications, broadcasting and cable sectors. Most recently we have seen a rebound in some of the cyclical and commodity sectors, particularly the paper and forest products, steel and energy sectors. Consistent with our research intensive investment approach, we will continue to carefully select those companies and sectors that we believe offer the best opportunities to maximize total returns.

We believe our consistent investment approach, which emphasizes intensive credit research and proactive portfolio management, is the key to achieving consistent long-term total returns. We believe that the dramatic increase in new issuance during the past few years serves to heighten the importance of our investment management approach. We will continue to carefully evaluate and select investments consistent with our investment philosophy, taking careful consideration of the changing global economy.

Investors should continue to maintain a long-term outlook for their high yield investments. The Fund invests primarily in non-investment grade bonds which involve greater risk of price volatility and default in payment of interest and principal than higher rated bonds. Please see the prospectus for a more detailed discussion of risk. While past performance is no guarantee of future results, we remain confident in our investment strategy that has produced competitive returns.

Thank you for investing in the Battery Park High Yield Fund. We look forward to continuing to serve your investment needs.

/s/ Robert Levine

-------------------
Robert Levine, CFA
President, Battery Park Funds, Inc.

/s/ Richard Buch

-------------------
Richard Buch, CFA
Portfolio Manager

                ABOUT THE PORTFOLIO MANAGER

Picture - Richard A. Buch

                Richard A. Buch, CFA, is a Managing Director and Senior Portfolio Manager of NCRAM. He is the portfolio manager of Battery Park High Yield Fund since the Fund's inception and other high yield accounts. He supervises NCRAM's team of credit analysts/portfolio managers. Mr. Buch was previously Senior VP and High Yield Portfolio Manager for Kidder, Peabody Asset Management, Assistant VP at Reliance Insurance, and a Senior Securities Analyst at Teachers Insurance Annuity Association. Richard received his MBA from Cornell University in 1985 and is a member of the Financial Analyst Federation.

                RISK FACTORS. High yield bonds, while offering greater total return potential, also possess greater risks than lower yielding higher rated bonds. Please see the Fund's Prospectus.

                CLASS A SHARES incur a maximum initial sales charge (front-end load) of 4.50% and bear annual 12b-1 fees of 25 basis points. Class A shares are available only through financial planners and securities dealers that have entered into selected dealer agreements with the Distributor. Class A shares are available to certain qualified investors and other entities without a sales charge. Please see the Fund's prospectus for more details regarding the purchase of Class A shares at NAV.

                CLASS Y SHARES are offered at net asset value without a sales charge to an investor that invests at least $1 million in the Fund or purchases through a fee-based financial planner whose clients have a current investment in the Fund aggregating at least $1 million. Class Y shares also are offered for purchases of less than $1 million to Directors of the Fund and to retirement plans administered by the Investment Adviser or its affiliates for the benefit of employees of the Investment Adviser and/or its affiliates.

BATTERY PARK(SM) HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)



PRINCIPAL

  AMOUNT                                                                             VALUE

----------------------------------------------------------------------------------------------
CORPORATE BONDS--95.4%

----------------------------------------------------------------------------------------------
                    AEROSPACE & DEFENSE--1.8%

----------------------------------------------------------------------------------------------
$  500,000          United Defense Industries, Inc., Sr. Sub. Note, 8.75%,        $    505,000
                    11/15/2007
----------------------------------------------------------------------------------------------
                    BEVERAGES--2.7%

----------------------------------------------------------------------------------------------
   750,000          Canandaigua Brands, Inc., Sr. Sub. Note, 8.50%, 3/1/2009           768,750
----------------------------------------------------------------------------------------------
                    BROADCASTING RADIO & TV--13.7%

----------------------------------------------------------------------------------------------
   750,000          Allbritton Communication Co., Sr. Sub. Note, Series B,             772,500
                    8.875%, 2/1/2008
----------------------------------------------------------------------------------------------
   600,000          Cumulus Media, Inc., Sr. Sub. Note, 10.375%, 7/1/2008              651,000
----------------------------------------------------------------------------------------------
   600,000          Gray Communications, Sr. Sub. Note, 10.625%, 10/1/2006             639,000
----------------------------------------------------------------------------------------------
   750,000          STC Broadcasting, Inc., Sr. Sub. Note, 11.00%, 3/15/2007           795,000
----------------------------------------------------------------------------------------------
 1,000,000          Sinclair Broadcast Group, Inc., Sr. Sub. Note, 9.00%,            1,022,500
                    7/15/2007
----------------------------------------------------------------------------------------------
                    Total                                                            3,880,000

----------------------------------------------------------------------------------------------
                    CABLE TV--11.9%

----------------------------------------------------------------------------------------------
   300,000          Century Communications Corp., Sr. Note, 8.875%, 1/15/2007          317,250
----------------------------------------------------------------------------------------------
 1,000,000          Knology Holdings, Sr. Disc. Note, 0/11.875%, 10/15/2007            545,000
----------------------------------------------------------------------------------------------
   750,000          Mediacom LLC, Sr. Note, Series B, 8.50%, 4/15/2008                 766,875
----------------------------------------------------------------------------------------------
 1,500,000          RCN Corp., Sr. Disc. Note, Series B, 0/11.125%, 10/15/2007       1,012,500
----------------------------------------------------------------------------------------------
   800,000          TeleWest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                  708,000
----------------------------------------------------------------------------------------------
                    Total                                                            3,349,625

----------------------------------------------------------------------------------------------
                    ECOLOGICAL SERVICES--3.5%

----------------------------------------------------------------------------------------------
 1,000,000          Allied Waste North America, Inc., Company Guarantee, Series        983,750
                    B, 7.875%, 1/1/2009

----------------------------------------------------------------------------------------------
                    ELECTRIC--1.2%

----------------------------------------------------------------------------------------------
   330,000          Applied Power, Inc., Sr. Sub. Note, 8.75%, 4/1/2009                336,188
----------------------------------------------------------------------------------------------
                    FOOD PRODUCTS--1.4%

----------------------------------------------------------------------------------------------
   435,000          Eagle Family Foods, Inc., Sr. Sub. Note, Series B, 8.75%,          409,988
                    1/15/2008
----------------------------------------------------------------------------------------------
                    FOOD/DRUG RETAILERS--2.2%

----------------------------------------------------------------------------------------------
   600,000          Duane Reade, Inc., Sr. Sub. Note, 9.25%, 2/15/2008                 627,000
----------------------------------------------------------------------------------------------
                    FOREST PRODUCTS--1.8%

----------------------------------------------------------------------------------------------
   500,000          Tembec Industries, Inc., Guaranteed Sr. Note, 8.625%,              510,625
                    6/30/2009
----------------------------------------------------------------------------------------------
                    HOTELS/CASINOS--10.2%

----------------------------------------------------------------------------------------------
   500,000          HMH Properties, Inc., Sr. Note, Series B, 7.875%, 8/1/2008         483,750
----------------------------------------------------------------------------------------------
   800,000          Harrah's Operations, Inc., Company Guarantee, 7.875%,              809,400
                    12/15/2005
----------------------------------------------------------------------------------------------
   725,000          Hollywood Park, Inc., Sr. Sub. Note, Series B, 9.50%,              746,750
                    8/1/2007
----------------------------------------------------------------------------------------------
   800,000          Station Casinos, Inc., Sr. Sub. Note, 10.125%, 3/15/2006           852,000
----------------------------------------------------------------------------------------------
                    Total                                                            2,891,900

----------------------------------------------------------------------------------------------



PRINCIPAL
  AMOUNT

OR SHARES                                                                            VALUE

----------------------------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

----------------------------------------------------------------------------------------------
                    LEISURE--7.0%

----------------------------------------------------------------------------------------------
$  500,000          Bally Total Fitness Holding Corp., Sr. Sub. Note, Series B,   $    497,500
                    9.875%, 10/15/2007
----------------------------------------------------------------------------------------------
   750,000          Loews Cineplex Entertainment Corp., Sr. Sub. Note, 8.875%,         750,938
                    8/1/2008
----------------------------------------------------------------------------------------------
   750,000     (1)  The Sports Club Co., Inc., Company Guarantee, Series AI,           741,127
                    11.375%, 3/15/2006
----------------------------------------------------------------------------------------------
                    Total                                                            1,989,565

----------------------------------------------------------------------------------------------
                    NON-FERROUS METALS--2.8%

----------------------------------------------------------------------------------------------
   750,000          P & L Coal Holdings Corp., Company Guarantee, Series B,            786,563
                    9.625%, 5/15/2008
----------------------------------------------------------------------------------------------
                    PUBLISHING--2.9%

----------------------------------------------------------------------------------------------
   800,000          Ziff-Davis, Inc., Sr. Sub. Note, 8.50%, 5/1/2008                   808,000
----------------------------------------------------------------------------------------------
                    RETAILER--5.9%

----------------------------------------------------------------------------------------------
   750,000          Advance Stores Co., Inc., Company Guarantee, Series B,             765,000
                    10.25%, 4/15/2008
----------------------------------------------------------------------------------------------
 1,300,000          Amazon.com, Inc., Sr. Disc. Note, 0/10.00%, 5/1/2008               890,500
----------------------------------------------------------------------------------------------
                    Total                                                            1,655,500

----------------------------------------------------------------------------------------------
                    TELECOMMUNICATIONS--23.2%

----------------------------------------------------------------------------------------------
   500,000          Call-Net Enterprises, Inc., Sr. Disc. Note, 0/8.94%,               335,000
                    8/15/2008
----------------------------------------------------------------------------------------------
   650,000          Call-Net Enterprises, Inc., Sr. Disc. Note, 0/9.27%,               479,375
                    8/15/2007
----------------------------------------------------------------------------------------------
   700,000          IXC Communications, Inc., Sr. Sub. Note, 9.00%, 4/15/2008          733,250
----------------------------------------------------------------------------------------------
   750,000          Level 3 Communications, Inc., Sr. Note, 9.125%, 5/1/2008           759,374
----------------------------------------------------------------------------------------------
   600,000          McLeod, Inc., Sr. Note, 9.25%, 7/15/2007                           633,000
----------------------------------------------------------------------------------------------
   800,000          PSINet, Inc., Sr. Sub. Note, 10.00%, 2/15/2005                     850,000
----------------------------------------------------------------------------------------------
   600,000          Paging Network, Inc., Sr. Sub. Note, 10.00%, 10/15/2008            513,000
----------------------------------------------------------------------------------------------
   900,000          Rogers Cantel Mobile, Inc., Sr. Sub. Note, 8.80%, 10/1/2007        945,000
----------------------------------------------------------------------------------------------
   500,000          Time Warner Telecom LLC, Sr. Note, 9.75%, 7/15/2008                542,500
----------------------------------------------------------------------------------------------
 1,250,000          Triton PCS, Inc., Sr. Disc. Note, 0/11.00%, 5/1/2008               743,750
----------------------------------------------------------------------------------------------
                    Total                                                            6,534,249

----------------------------------------------------------------------------------------------
                    TEXTILES--2.1%

----------------------------------------------------------------------------------------------
   550,000          William Carter Co., Sr. Sub. Note, Series A, 10.375%,              591,250
                    12/1/2006
----------------------------------------------------------------------------------------------
                    UTILITIES--1.1%

----------------------------------------------------------------------------------------------
   300,000          Calpine Corp., Sr. Note, 7.75%, 4/15/2009                          301,125
----------------------------------------------------------------------------------------------
                    TOTAL CORPORATE BONDS (IDENTIFIED COST $26,610,043)             26,929,078
----------------------------------------------------------------------------------------------
COMMERCIAL PAPER--7.3%

----------------------------------------------------------------------------------------------
                    FINANCE--7.3%

----------------------------------------------------------------------------------------------
 2,059,000          General Electric Capital Corp., Discount Note, 4.70%,            2,059,000
                    4/1/1999 (at amortized cost)
----------------------------------------------------------------------------------------------
COMMON STOCKS--0.0%

----------------------------------------------------------------------------------------------
                    CABLE TV--0.0%

----------------------------------------------------------------------------------------------
       500  (1)(2)  Optel, Inc. (identified cost $2)                                    10,062
----------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS (IDENTIFIED COST $28,669,045)(3)            $ 28,998,140
----------------------------------------------------------------------------------------------

(1) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Directors. At March 31, 1999, these securities amounted to $751,189 which represents 2.7% of net assets.

(2) Non-income producing security.

(3) The cost of investments for federal tax purposes amounts to $28,669,045. The net unrealized appreciation of investments on a federal tax basis amounts to $329,095 which is comprised of $633,350 appreciation and $304,255 depreciation at March 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($28,223,174) at March 31, 1999.

See Notes which are an integral part of the Financial Statements

BATTERY PARK(SM) HIGH YIELD FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999 (UNAUDITED)



ASSETS:

-------------------------------------------------------------------------------------
Total investments in securities, at value (identified and

  tax cost $28,669,045)                                                   $28,998,140
-------------------------------------------------------------------------------------
Cash                                                                          856,070

-------------------------------------------------------------------------------------
Income receivable                                                             460,389

-------------------------------------------------------------------------------------
Receivable for investments sold                                               272,063

-------------------------------------------------------------------------------------
Deferred organizational costs                                                 140,097

-------------------------------------------------------------------------------------
Prepaid Expenses                                                                9,626

-------------------------------------------------------------------------------------
    Total assets                                                           30,736,385

-------------------------------------------------------------------------------------
LIABILITIES:

-------------------------------------------------------------------------------------
Payable for investments purchased                            $2,330,947

-------------------------------------------------------------------------------------
Income distribution payable                                     182,264

-------------------------------------------------------------------------------------
    Total liabilities                                                       2,513,211

-------------------------------------------------------------------------------------
Net Assets for 2,909,431 shares outstanding                               $28,223,174
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:

-------------------------------------------------------------------------------------
Paid in capital                                                           $29,688,461

-------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                    329,095

-------------------------------------------------------------------------------------
Accumulated net realized loss on investments                               (1,892,426)
-------------------------------------------------------------------------------------
Undistributed net investment income                                            98,044

-------------------------------------------------------------------------------------
    Total Net Assets                                                      $28,223,174

-------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:

-------------------------------------------------------------------------------------
CLASS A SHARES:

-------------------------------------------------------------------------------------
Net Asset Value Per Share ($6,541,226 / 674,332 shares

  outstanding)                                                                  $9.70

-------------------------------------------------------------------------------------
Offering Price Per Share (100/95.50 of $9.70)(1)                               $10.16
-------------------------------------------------------------------------------------
Redemption Proceeds Per Share ($6,541,226 / 674,332 shares

  outstanding)                                                                  $9.70

-------------------------------------------------------------------------------------
CLASS Y SHARES:

-------------------------------------------------------------------------------------
Net Asset Value Per Share ($21,681,948 / 2,235,099 shares

  outstanding)                                                                  $9.70

-------------------------------------------------------------------------------------

(1) See "Purchase of Shares--Class A Shares" in the Prospectus.

See Notes which are an integral part of the Financial Statements

BATTERY PARK(SM) HIGH YIELD FUND
STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)


INVESTMENT INCOME:

------------------------------------------------------------------------------------------------
Interest                                                                             $ 1,113,450
------------------------------------------------------------------------------------------------
EXPENSES:

------------------------------------------------------------------------------------------------
Investment advisory fee                                                  $  76,411
------------------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                    39,000
------------------------------------------------------------------------------------------------
Portfolio accounting fees                                                   25,840

------------------------------------------------------------------------------------------------
Administrative personnel and services fee                                   24,932

------------------------------------------------------------------------------------------------
Share registration costs                                                    22,563

------------------------------------------------------------------------------------------------
Miscellaneous                                                               21,594

------------------------------------------------------------------------------------------------
Legal fees                                                                  18,289

------------------------------------------------------------------------------------------------
Auditing fees                                                               15,243

------------------------------------------------------------------------------------------------
Directors' fees                                                             14,962

------------------------------------------------------------------------------------------------
Printing and postage                                                        11,000

------------------------------------------------------------------------------------------------
Custodian fees                                                               8,378

------------------------------------------------------------------------------------------------
Distribution services fee--Class A Shares                                    6,713

------------------------------------------------------------------------------------------------
Insurance premiums                                                           1,627

------------------------------------------------------------------------------------------------
Taxes                                                                          371

------------------------------------------------------------------------------------------------
    Total expenses                                                         286,923

------------------------------------------------------------------------------------------------
Waivers and reimbursements--

------------------------------------------------------------------------------------------------
  Waiver of investment advisory fee                          $ (76,411)
------------------------------------------------------------------------------------------------
  Reimbursement of other operating expenses                    (86,245)

------------------------------------------------------------------------------------------------
    Total waivers and reimbursements                                      (162,656)

------------------------------------------------------------------------------------------------
      Net expenses                                                                       124,267

------------------------------------------------------------------------------------------------
        Net investment income                                                            989,183

------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

------------------------------------------------------------------------------------------------
Net realized loss on investments                                                      (1,794,795)

------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of

  investments                                                                          1,881,769

------------------------------------------------------------------------------------------------
    Net realized and unrealized gain on investments                                       86,974
------------------------------------------------------------------------------------------------
      Change in net assets resulting from operations                                 $ 1,076,157
------------------------------------------------------------------------------------------------

See Notes which are an integral part of the Financial Statements

BATTERY PARK(SM) HIGH YIELD FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                              SIX MONTHS

                                                                 ENDED
                                                              (UNAUDITED)   YEAR ENDED

                                                               MARCH 31,    SEPTEMBER 30,
                                                                 1999       1998


-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

-----------------------------------------------------------------------------------------
OPERATIONS--

-----------------------------------------------------------------------------------------
Net investment income                                         $  989,183     $ 1,534,144
-----------------------------------------------------------------------------------------
Net realized gain (loss) on investments ($(1,794,795) and
$932,771, respectively, as computed for federal tax

purposes)                                                     (1,794,795)        932,771
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)           1,881,769      (2,450,720)
-----------------------------------------------------------------------------------------
    Change in net assets resulting from operations             1,076,157          16,195
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS--

-----------------------------------------------------------------------------------------
Distributions from net investment income

-----------------------------------------------------------------------------------------
  Class A Shares                                                (220,246)       (247,673)
-----------------------------------------------------------------------------------------
  Class Y Shares                                                (768,962)     (1,277,127)
-----------------------------------------------------------------------------------------
Distributions from net realized gains

-----------------------------------------------------------------------------------------
  Class A Shares                                                (188,112)        (99,753)
-----------------------------------------------------------------------------------------
  Class Y Shares                                                (741,996)       (703,403)
-----------------------------------------------------------------------------------------
    Change in net assets resulting from distributions to

      shareholders                                            (1,919,316)     (2,327,956)
-----------------------------------------------------------------------------------------
SHARE TRANSACTIONS--

-----------------------------------------------------------------------------------------
Proceeds from sale of shares                                   9,605,606       5,596,793
-----------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment

of distributions declared                                      1,618,860       2,213,982
-----------------------------------------------------------------------------------------
Cost of shares redeemed                                       (2,210,334)       (636,250)
-----------------------------------------------------------------------------------------
    Change in net assets resulting from share transactions     9,014,132       7,174,525
-----------------------------------------------------------------------------------------
        Change in net assets                                   8,170,973       4,862,764
-----------------------------------------------------------------------------------------
NET ASSETS:

-----------------------------------------------------------------------------------------
Beginning of period                                           20,052,201      15,189,437
-----------------------------------------------------------------------------------------
End of period (including undistributed net investment income of $98,044

and $98,069, respectively)                                    $28,223,174    $20,052,201
-----------------------------------------------------------------------------------------

See Notes which are an integral part of the Financial Statements

BATTERY PARK(SM) HIGH YIELD FUND
FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              SIX MONTHS

                                                                 ENDED              YEAR ENDED
                                                              (UNAUDITED)          SEPTEMBER 30,

                                                               MARCH 31,        -------------------
                                                                 1999            1998       1997(1)


---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 10.10         $11.40      $10.00
---------------------------------------------------------------------------------------------------
Income from investment operations

---------------------------------------------------------------------------------------------------
Net investment income                                              0.40           0.89        0.84
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            (0.01)         (0.70)       1.40
---------------------------------------------------------------------------------------------------
Total from investment operations                                   0.39           0.19        2.24
---------------------------------------------------------------------------------------------------
Less distributions

---------------------------------------------------------------------------------------------------
Distributions from net investment income                          (0.40)         (0.91)      (0.84)
---------------------------------------------------------------------------------------------------
Distributions from net realized gain on investments               (0.39)         (0.58)         --
---------------------------------------------------------------------------------------------------
Total distributions                                               (0.79)         (1.49)      (0.84)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $  9.70         $10.10      $11.40
---------------------------------------------------------------------------------------------------
Total Return (2)                                                   4.16%          1.50%      23.13%
---------------------------------------------------------------------------------------------------
Ratios to average net assets

---------------------------------------------------------------------------------------------------
Expenses                                                           1.25%(3)       1.25%       1.25%(3)
---------------------------------------------------------------------------------------------------
Net investment income                                              8.23%(3)       8.44%       8.66%(3)
---------------------------------------------------------------------------------------------------
Expense waiver/reimbursement (4)                                   1.38%(3)       1.67%       2.79%(3)
---------------------------------------------------------------------------------------------------
Supplemental data

---------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                         $ 6,541         $3,894      $1,829
---------------------------------------------------------------------------------------------------
Portfolio turnover                                                   77%           190%        236%
---------------------------------------------------------------------------------------------------

(1) Reflects operations for the period from October 28, 1996 (date of initial public offering) to September 30, 1997.

(2) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(3) Computed on an annualized basis.

(4) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

BATTERY PARK(SM) HIGH YIELD FUND
FINANCIAL HIGHLIGHTS--CLASS Y SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                             SIX MONTHS                YEAR
                                                                ENDED                 ENDED

                                                             (UNAUDITED)          SEPTEMBER 30,

                                                              MARCH 31,        --------------------
                                                                1999            1998        1997(1)


---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.10         $ 11.40      $ 10.00
---------------------------------------------------------------------------------------------------
Income from investment operations

---------------------------------------------------------------------------------------------------
Net investment income                                             0.41            0.93         0.86
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (0.01)          (0.71)        1.40
---------------------------------------------------------------------------------------------------
Total from investment operations                                  0.40            0.22         2.26
---------------------------------------------------------------------------------------------------
Less distributions

---------------------------------------------------------------------------------------------------
Distributions from net investment income                         (0.41)          (0.94)       (0.86)
---------------------------------------------------------------------------------------------------
Distributions from net realized gain on investments              (0.39)          (0.58)          --
---------------------------------------------------------------------------------------------------
Total distributions                                              (0.80)          (1.52)       (0.86)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  9.70         $ 10.10      $ 11.40
---------------------------------------------------------------------------------------------------
Total return (2)                                                  4.29%           1.76%       23.41%
---------------------------------------------------------------------------------------------------
Ratios to average net assets

---------------------------------------------------------------------------------------------------
Expenses                                                          1.00%(3)        1.00%        1.00%(3)
---------------------------------------------------------------------------------------------------
Net investment income                                             8.47%(3)        8.63%        8.73%(3)
---------------------------------------------------------------------------------------------------
Expense waiver/reimbursement (4)                                  1.38%(3)        1.67%        2.87%(3)
---------------------------------------------------------------------------------------------------
Supplemental data

---------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                        $21,682         $16,158      $13,361
---------------------------------------------------------------------------------------------------
Portfolio turnover                                                  77%            190%         236%
---------------------------------------------------------------------------------------------------

(1) Reflects operations for the period from October 28, 1996 (date of initial public offering) to September 30, 1997. For the period from September 19, 1996 (start of business) to October 27, 1996, the investment income was distributed to the Fund's Adviser.

(2) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(3) Computed on an annualized basis.

(4) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

BATTERY PARK(SM) HIGH YIELD FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999 (UNAUDITED)

1. ORGANIZATION

Battery Park Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-ended management investment company. The Company consists of one portfolio. The financial statements included herein are only those of Battery Park High Yield Fund (the "Fund"), a diversified portfolio. The Fund offers two classes of shares: Class A Shares and Class Y Shares. The Fund's investment objective is to provide shareholders with high total return, consisting of current income and capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS. U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES. It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES. Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER. Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK


                                                    SIX MONTHS ENDED        YEAR ENDED
                                                    MARCH 31, 1999          SEPTEMBER 30, 1998

------------------------------------------------------------------------------------------------
CLASS A SHARES                                       SHARES      AMOUNT     SHARES      AMOUNT

------------------------------------------------------------------------------------------------
Shares sold                                          373,676   $3,620,183   247,220   $2,709,647
------------------------------------------------------------------------------------------------
Shares issued to shareholders in payment of

distributions declared                                24,410      236,288    20,933      225,919
------------------------------------------------------------------------------------------------
Shares redeemed                                     (109,324)  (1,061,962)  (42,955)    (450,347)
------------------------------------------------------------------------------------------------
  Net change resulting from Class A Share

  transactions                                       288,762   $2,794,509   225,198   $2,485,219
------------------------------------------------------------------------------------------------


                                                    SIX MONTHS ENDED        YEAR ENDED
                                                    MARCH 31, 1999          SEPTEMBER 30, 1998

------------------------------------------------------------------------------------------------
CLASS Y SHARES                                       SHARES      AMOUNT     SHARES      AMOUNT

------------------------------------------------------------------------------------------------
Shares sold                                          609,976   $5,985,423   262,525   $2,887,146
------------------------------------------------------------------------------------------------
Shares issued to shareholders in payment of

  distributions declared                             142,745    1,382,572   183,323    1,988,063
------------------------------------------------------------------------------------------------
Shares redeemed                                     (117,569)  (1,148,372)  (17,483)    (185,903)
------------------------------------------------------------------------------------------------
  Net change resulting from Class Y Share

  transactions                                       635,152   $6,219,623   428,365   $4,689,306
------------------------------------------------------------------------------------------------
  Net change resulting from Class A Shares and

  Class Y Shares transactions                        923,914   $9,014,132   653,563   $7,174,525
------------------------------------------------------------------------------------------------

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE. Nomura Corporate Research and Asset Management Inc., the Fund's investment adviser (the "Adviser"), is entitled to receive for its services an annual investment advisory fee equal to 0.65% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE. Federated Services Company ("FServ") provides the Fund with certain administrative personnel and services. The fee paid to FServ is based on the level of average aggregate net assets of the Company for the period.

DISTRIBUTION SERVICES FEE. The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Nomura Securities International Inc., (the "Distributor"), of the Fund's shares, from the net assets of the Fund's Class A shares to finance activities intended to result in the sale of the Fund's Class A shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of Class A shares annually to compensate the Distributor. The Distributor may voluntarily choose to waive any portion of its fee. The Distributor can modify or terminate any such voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE. The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC") under which the Fund may make additional payments up to 0.25% of the average daily net asset value of Class A shares to obtain certain personal services for certain shareholders and the maintenance of certain shareholder accounts. Under this Shareholder Services Agreement, FSSC would either perform shareholder service directly or will select financial institutions to perform shareholder services, and financial institutions would receive fees based upon Class A shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees would be paid will be determined from time to time by the Fund and FSSC. The Fund has not made any payments pursuant to the Shareholder Services Agreement and has no current intention of making any such payments.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES. FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES. FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES. Organizational and/or start-up administrative service expenses of $213,984 and $13,290 were borne initially by the Adviser and FServ, respectively. The Fund has reimbursed the Adviser and FServ for these expenses. These expenses have been deferred and are being amortized over the five year period following the Fund's effective date.

GENERAL. Certain of the Officers of the Company are Officers of FServ and/or
         FSSC.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended March 31, 1999, were as follows:



--------------------------------------------------------------------------
PURCHASES                                                     $ 25,164,609
--------------------------------------------------------------------------
SALES                                                         $ 16,921,861
--------------------------------------------------------------------------

6. YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


DIRECTORS                         OFFICERS

-------------------------------------------------------------------
Francis L. Fraenkel               Robert Levine
                                  Chairman and President

Robert Levine                     Richard A. Buch
                                  Vice President

Frank K. Reilly                   Jennie Wong
                                  Treasurer

Jennie Wong                       C. Christine Thomson
                                  Assistant Treasurer
                                  Gail Cagney
                                  Assistant Secretary


This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its investment objective and policies, management fees, expenses and other information.

                                           [Battery Park Tree Logo]

                                           BATTERY

                                           PARK(SM)

                                           HIGH YIELD FUND
                                           SEMI-ANNUAL REPORT

NOMURA SECURITIES
INTERNATIONAL, INC.
Distributor
2 World Financial Center
Building B, 25th Floor
New York, NY 10281-1198
Cusip 07132Q108
Cusip 07132Q207

G02047-01 (5/99)

MARCH 31, 1999

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

Investment Adviser

2 World Financial Center

Building B, 25th Floor

New York, NY 10281-1198

Appendix

A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Battery Park High Yield Fund are represented by a solid line. The Class A Shares are represented by a line with triangles. The Class A Shares with a sales charge are represented by a dotted line. The Merrill Lynch High Yield Master II Index is represented by a dashed line. The line graph is a visual presentation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares, Class A Shares, Class A Shares with sales charge, of the Fund, and the Merrill Lynch High Yield Master II Index. The "x" axis reflects computation periods from 10/96 to 3/99. The "y" axis reflects the cost of investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares, Class A Shares, and Class A Shares with a sales charge, as compared to the Merrill Lynch High Yield Master II Index.

The ending values were $13,095, $13,016, $12,428, and $12,319, respectively.

A2. The graphic presentation here displayed consists of a ten-column chart entitled "Battery Park Fund's Diverse Portfolio - Top ten industries (%) as of March 31, 1999." The information is as follows: Telecommunications., 23%; Broadcasting Radio & TV, 14%; Cable TV, 12%; Hotels/Casinos, 10%; Leisure, 7%; Retailer, 6%; Ecological Services, 4%; Publishing, 3%; Non-Ferrous Metals, 3%; and Beverages, 3%.

A3. The graphic presentation here displayed consists of a pie chart. The information is as follows: B, 61%; BB, 18%; CCC, 8%; Not Rated, 8%; Cash & Equivalents, 3%; and Other, 2%.